UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33988 033-80475	26-0405422 84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770)
240-7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GPK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.
On May 19, 2021, Graphic Packaging International Partners, LLC (the “Company”), Graphic Packaging Holding Company (“GPK”), GPI Holding I, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of GPK (“GPI Holding I”). and International Paper Company (“International Paper”) entered into a Consent and Waiver Agreement (the “Consent and Waiver Agreement”) pursuant to which International Paper will sell and transfer the remainder of its membership interests (“Common Units”) in the Company, consisting of 22,773,072 Common Units, to GPI Holding I for an equivalent number of shares of GPK common stock (the “Exchange”). International Paper will dispose of the shares acquired in the Exchange immediately upon receipt in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).
The Exchange is expected to close on May 21, 2021. After giving effect to the Exchange, International Paper will own no membership interests in the Company.
The Common Units were issued and the shares being issued in the Exchange are being issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act.
The foregoing description of the Consent and Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent and Waiver Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)
Exhibits

10.1	Consent and Waiver Agreement, dated as of May 19, 2021 by and among Graphic Packaging International Partners, LLC, Graphic Packaging Holding Company, GPI Holding I, Inc. and International Paper Company.

101.INS	XBRL Instance Document-the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY GRAPHIC PACKAGING INTERNATIONAL, LLC (Registrants)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel and Secretary
Dated: May 19, 2021